UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
GLOBAL EMPLOYMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51737	43-2069359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9090 Ridgeline Boulevard, Suite 205
Littleton, Colorado	80129
(Address of Principal Executive Offices)	(Zip Code)
(303) 216-9500
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On April 4, 2006, the Registrant filed a Current Report on Form 8-K (the “Initial Report”) describing the recapitalization of the Registrant. This Current Report on Form 8-K/A amends Section 14 of Item 2.01 of the Initial Report as follows:
During the fiscal years ended 2004 and 2005 and through the date of dismissal of March 31, 2006, we had no disagreements with Global Employment Holdings, Inc.’s former principal accountant, Marcum & Kliegman LLP, on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Furthermore, during the fiscal years ended 2003 and 2004 and through the date of resignation of December 5, 2005, there were no disagreements with Global Employment Solutions, Inc.’s former principal accountant, Grant Thornton LLP, on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Marcum & Kliegman LLP regarding Change In Certifying Accountant
16.2	Letter from Grant Thornton LLP regarding Change In Certifying Accountant

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.
Date: April 14, 2006	By:	/s/ Howard Brill
Howard Brill
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter from Marcum & Kliegman LLP regarding Change In Certifying Accountant
16.2	Letter from Grant Thornton LLP regarding Change In Certifying Accountant